AGREEMENT AND PLAN OF CONTRIBUTION

                                  BY AND AMONG

                         REALTY INFORMATION GROUP, INC.

                                       AND

       THE LIMITED PARTERS OF REALTY INFORMATION GROUP, L.P. NAMED HEREIN

                                       AND

                 THE STOCKHOLDERS OF OLD RIG, INC. NAMED HEREIN


                          EFFECTIVE AS OF MARCH 5, 1998

                                TABLE OF CONTENTS



ARTICLE I.

PLAN OF CONTRIBUTION...........................................................2
         1.1      THE CONTRIBUTION.............................................2
         1.2      CONSIDERATION................................................2
         1.3      OWNERS' REPRESENTATIVE.......................................3
         1.4      ACCOUNTING TERMS.............................................3


ARTICLE II.

CLOSING........................................................................3
         2.1      LOCATION AND DATE............................................3
         2.2      DELIVERIES...................................................4


ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE .........................................4
         3.1      DUE ORGANIZATION.............................................4
         3.2      AUTHORIZATION; VALIDITY......................................5
         3.3      NO CONFLICTS.................................................5
         3.4      CAPITAL STOCK................................................5
         3.5      ABSENCE OF CLAIMS AGAINST COMPANY............................6
         3.6      SECURITIES REPRESENTATIONS...................................6


ARTICLE IV.

 REPRESENTATIONS OF PARENT.....................................................6
         4.1      DUE ORGANIZATION.............................................6
         4.2      AUTHORIZATION; VALIDITY OF OBLIGATIONS.......................6
         4.3      NO CONFLICTS.................................................7
         4.4      CAPITALIZATION OF PARENT AND OWNERSHIP OF PARENT STOCK.......7


ARTICLE V.

COVENANTS......................................................................8
         5.1      COOPERATION..................................................8
         5.2      NOTIFICATION OF CERTAIN MATTERS..............................8

         5.3      TERMINATION OF CERTAIN AGREEMENTS............................8
         5.4      AMENDMENT OF REGISTRATION RIGHTS.............................8


ARTICLE VI.

CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT..................................9
         6.1      NO LITIGATION................................................9
         6.2      CONSENTS AND APPROVALS.......................................9
         6.3      REGISTRATION STATEMENT.......................................9
         6.4      IPO..........................................................9
         6.5      TENDER.......................................................9


ARTICLE VII.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CONTRIBUTING
PARTIES.......................................................................10
         7.1      NO LITIGATION...............................................10
         7.2      CONSENTS AND APPROVALS......................................10
         7.3      REGISTRATION STATEMENT......................................10
         7.4      IPO.........................................................10
         7.5      LEGAL OPINION...............................................10


ARTICLE VIII.

GENERAL.......................................................................11
         8.1      TERMINATION.................................................11
         8.2      EFFECT OF TERMINATION.......................................11
         8.3      SUCCESSORS AND ASSIGNS......................................11
         8.4      ENTIRE AGREEMENT; AMENDMENT; WAIVER.........................12
         8.5      COUNTERPARTS................................................12
         8.6      BROKERS AND AGENTS..........................................12
         8.7      NOTICES.....................................................12
         8.8      GOVERNING LAW...............................................13
         8.9      SEVERABILITY................................................14
         8.10     ABSENCE OF THIRD PARTY BENEFICIARY RIGHTS...................14
         8.11     FURTHER REPRESENTATIONS.....................................14
         8.12     EFFECTIVENESS OF REPRESENTATIONS WARRANTIES. ...............15

                       AGREEMENT AND PLAN OF CONTRIBUTION


     THIS AGREEMENT AND PLAN OF CONTRIBUTION (the "Agreement") is made and effective as of this 5th day of March, 1998, by and among Realty Information Group, Inc., a Delaware corporation ("Parent"), formerly known as Realty Information Group (Delaware), Inc., the undersigned limited partners of Realty Information Group, L.P. (the "Contributing Partners"), and the undersigned stockholders of OLD RIG, Inc. (the "Contributing Stockholders" and, collectively with the Contributing Partners, the "Contributing Parties"), formerly known as Realty Information Group, Inc.

                                   BACKGROUND

     A. Parent was incorporated on February 2, 1998 (the "Formation") under the laws of the State of Delaware for the purpose of acquiring certain commercial real estate information businesses; and

     B. The Contributing Parties are security holders of one or more of the predecessors of Parent, each of which was formed with the express expectation of the parties that such entity's equity interests might be converted into common stock of a corporation in connection an initial public offering.

     C. Parent intends to undertake an initial public offering of its common stock (the "IPO") in April or May, 1998 and in connection therewith intends to file a Registration Statement on Form S-1 with the Securities and Exchange Commission promptly following the execution of this Agreement; and

     D. The Contributing Stockholders intend to contribute their shares (the "Shares") of capital stock of OLD RIG, Inc. ("RIGINC") to Parent in exchange for Parent shares in connection with the IPO (the "RIGINC Contribution"), all to facilitate the effectuation of the IPO; and

     E. The Contributing Partners intend to contribute their partnership units (the "Units") of Realty Information Group, L.P. ("RIGLP") to Parent in exchange for Parent shares in connection with the IPO (the "RIGLP Contribution" and, collectively with the RIGINC Contribution, the "RIG Contributions");

     F. In connection with the Contributions and the IPO, Parent also expects to receive from the the Stockholders of Jamison Research, Inc. ("JRI") the contribution of all of their shares of capital stock of JRI to Parent in exchange for Parent shares as set forth therein (the "Jamison Contribution"); and

     G. The Formation, the IPO, the RIG Contributions, and the Jamison Contribution are being undertaken pursuant to an integrated transaction intended to qualify under Section 351 of the Internal Revenue Code of 1986, as amended (the "Transaction");

     NOW,   THEREFORE,   in   consideration   of   the   premises   and  of  the
representations, warranties, covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:


                                   ARTICLE I.

                              PLAN OF CONTRIBUTION

     1.1 THE CONTRIBUTION. Upon the terms and subject to the conditions hereof, at the Closing, (a) each Contributing Stockholder will contribute to Parent all of the Shares owned by it, and (b) each Contributing Partner will contribute to Parent all of the limited partnership Units owned by it, in each case free and clear of all Liens (defined below), in exchange for such Contributing Stockholder's or Contributing Partner's pro rata share of the Consideration specified in Section 1.2. For the purposes of this Agreement, "Lien" means any mortgage, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, preference, priority or other security agreement, option, warrant, attachment, right of first refusal, preemptive, conversion, put, call or other claim or right, restriction on transfer (other than restrictions imposed by federal and state securities laws), or preferential arrangement of any kind or nature whatsoever
(including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

     1.2 CONSIDERATION.

         (a) For purposes of this Agreement, the "Consideration" shall be such number of shares of common stock of Parent, $0.01 par value (the "Parent Common Stock"), as the board of Parent shall decide to issue in connection with the Transaction less common stock worth Ten Million Dollars ($10,000,000.00), as adjusted pursuant to Section 1.2 and Section 1.3 of the Agreement among Parent, RIGINC, RIGLP, JRI and the stockholders of JRI (the "JRI Contribu tion Agreement"), valued at the Share Price (as defined in the JRI Contribution Agreement).

         (b) Consideration issued to the Contributing Stockholders and the Contributing Partners shall be Parent Common Stock.

         (c) Pro rata share, as to any Contributing Stockholder or Contributing Partner, shall mean the fraction, (i) the numerator of which is equal to the number of shares of common stock of RIGINC held by such Contributing Stockholder or the number of partnership units held by such Contributing Partner, and (ii) the denominator of which is the sum total of the number of shares of common stock of RIGINC held by all Contributing Stockholders plus the number of partnership units held by all Contributing Partners.

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     1.3 OWNERS' REPRESENTATIVE.

         (a) Each Contributing Party, by signing this Agreement, designates Michael R. Klein or, in the event that Michael R. Klein is unable or unwilling to serve, Andrew C. Florance, to be the Owners' Representative solely for purposes specified in this Agreement. The Contributing Parties shall be bound by any and all actions taken by the Owners' Representative on their behalf consistent with this Agreement.

         (b) The Owners' Representative is hereby appointed and constituted the true and lawful attorney-in-fact of each Contributing Party, with full power in his or her name and on his or her behalf to act as specifically provided according to the terms of this Agreement in the absolute discretion of the Owners' Representative and to do all things and to perform all acts in connection with those specifically provided for actions including, without limitation, executing and delivering all agreements, certificates, receipts, instructions and other instruments contem plated by or deemed advisable in connection with this Agreement; provided, however, that this power of attorney shall not be construed to authorize the Owners' Representative to amend this Agreement or waive any of the conditions to Closing. This power of attorney and all authority hereby conferred is granted subject to the interest of the other Contributing Parties hereunder and in consideration of the mutual covenants and agreements made herein, and shall be irrevocable and shall not be terminated by any act of any person, by operation of law, whether by such Contributing Party's death or any other event.

     1.4 ACCOUNTING TERMS. Except as otherwise expressly provided herein or in the Schedules, all accounting terms used in this Agreement shall be interpreted, and all financial statements, Schedules, certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with GAAP consistently applied.


                                  ARTICLE II.

                                    CLOSING

                  2.1 LOCATION AND DATE. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Wilmer, Cutler & Pickering on the date that the IPO is scheduled to close, providing that all conditions to Closing shall have been satisfied or waived, or at such other time and date as Parent and the Owners' Representative may mutually agree, which date shall be referred to as the "Closing Date."

     2.2 DELIVERIES.

         (a) The Contributing Stockholders shall deliver to Parent the following at the Closing: (i) stock certificates representing the shares owned by such persons, accompanied by stock powers duly executed in blank or duly executed instruments of transfer, in each case with all necessary stock transfer and other documentary stamps attached, and any other documents that are necessary to transfer to Parent good and marketable title to such shares free and clear of all Liens, and (ii) all other documents, certificates, instruments or writings required to be delivered by the Contributing Stockholders or RIGINC at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith. Against delivery of such shares, Parent shall deliver to each Contributing Stockholder at the Closing his, her or its pro rata share of the Consideration and all documents, certificates, instruments or writings required to be delivered by Parent at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith.

         (b) The Contributing Partners shall deliver to Parent the following at the Closing: (i) limited partnership certificates representing the units owned by such persons, accompanied by powers duly executed in blank or duly executed instruments of transfer, in each case with all necessary transfer and other documentary stamps attached, and any other documents that are necessary to transfer to Parent good and marketable title to such units free and clear of all Liens, and (ii) all other documents, certificates, instruments or writings required to be delivered by the Contributing Partners or RIGLP at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith. Against delivery of such units, Parent shall deliver to each Contributing Partner at the Closing his, her or its pro rata share of the Consideration and all documents, certificates, instruments or writings required to be delivered by Parent at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith.


                                  ARTICLE III.

                      REPRESENTATIONS AND WARRANTIES OF THE
                              CONTRIBUTING PARTIES

     To  induce  Parent  to  enter  into  this   Agreement  and  consummate  the
transactions contemplated hereby, each Contributing Party, solely as to himself, herself or itself, represents and warrants to Parent as follows:

     3.1 DUE ORGANIZATION. To the extent such Contributing Party is not a natural person, such Contributing Party is an entity duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of public authorities to own, operate and lease its properties and to carry on its business in the places and in the manner as now conducted.

     3.2 AUTHORIZATION; VALIDITY. Such Contributing Party has all requisite power and authority to enter into and perform its obligations pursuant to the terms of this Agreement. Such Contributing Party has the full legal right, power and authority to enter into this Agreement and the transactions contemplated hereby. This Agreement is a legal, valid and binding obligation of such Contributing Party, enforceable in accordance with its terms.

     3.3  NO  CONFLICTS.  The  execution,   delivery  and  performance  of  this
Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of the terms hereof will not:

         (a) to the extent such Contributing Party is not a natural person, conflict with, or result in a breach or violation of, any of the charter documents of such person;

         (b) conflict with, or result in a default (or would constitute a default but for any requirement of notice or lapse of time or both) under, any document, agreement or other instrument to which such Contributing Party is a party or by which he, she or it is bound, or result in the creation or imposition of any lien, charge or encumbrance on any his, her or its properties pursuant to (i) any law or regulation to which he, she or it or any of his, her or its property is subject, or (ii) any judgment, order or decree to which he, she or it or any of his, her or its property is subject; or

         (c) violate any law, order, judgment, rule, regulation, decree or ordinance to which such Contributing Party is subject or by which he, she or it is bound including, without limitation.

     3.4 CAPITAL STOCK.

         (a) All of the issued and outstanding shares of the capital stock of RIGINC have been duly authorized and validly issued, are fully paid and nonassessable and are owned of record and beneficially by the Contributing Stockholders in the amounts set forth in Schedule 3.4(a) free and clear of all Liens. There are no voting agreements or voting trusts with respect to any of the outstanding shares of the capital stock of RIGINC.

         (b) All of the issued and outstanding limited partnership units of RIGLP have been duly authorized and validly issued, and are owned of record and beneficially by the Contributing Partners in the amounts set forth in Schedule 3.4(b) free and clear of all Liens. There are no voting agreements or voting trusts with respect to any of the outstanding partnership unuts of RIGLP.

     3.5 ABSENCE OF CLAIMS AGAINST COMPANY. No Contributing Party has any claims against RIGINC, RIGLP or Parent (except as provided in this Agreement).

     3.6 SECURITIES REPRESENTATIONS. Each Contributing Party other than Founders/RIG, L.L.C. is an "Accredited Investor" within the meaning of the federal securities laws. Founders/ RIG, L.L.C. at the time it made its decision to invest in RIGLP was an "Accredited Investor" within the meaning of the federal securities laws (and does not know of any reason why it has ceased to be an "Accredited Investor"). Each Contributing Party has either directly, and/or through RIGINC or RIGLP, obtained sufficient information concerning Parent and its business, present and proposed, to have made an informed investment decision concerning this Agreement and the Transactions contemplated hereby, and has had an adequate opportunity to ask questions and receive answers to his or her satisfaction from the officers of RIGINC, RIGLP and Parent concerning the business, operations and financial condition of RIGINC, RIGLP and Parent. Each Contributing Party has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in shares of Parent Common Stock and protecting its own interest in connection with the investment in such shares.


                                   ARTICLE IV.

                            REPRESENTATIONS OF PARENT

     To induce the Contributing Parties to enter into this Agreement and consummate the transactions contemplated hereby, Parent represents and warrants such persons as follows:

     4.1 DUE ORGANIZATION. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of public authorities to carry on their respective businesses in the places and in the manner as now conducted. Copies of the Certificate of Incorporation and the Bylaws, each as amended, of Parent (collectively, the "Parent Charter Documents") have been made available to the Contributing Parties. Parent is not in violation of any Parent Charter Document.

     4.2 AUTHORIZATION; VALIDITY OF OBLIGATIONS. The representatives of Parent executing this Agreement have all requisite corporate power and authority to enter into and bind Parent to the terms of this Agreement, Parent has the full legal right, power and corporate authority to enter into this Agreement and the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the performance by each of Parent of the transactions contemplated herein have been duly and validly authorized by the Board of Directors of Parent, and this Agreement has been duly and validly authorized by all necessary corporate action. This Agreement is a legal, valid and binding obligation of Parent, enforceable in accordance with its terms.

     4.3  NO  CONFLICTS.  The  execution,   delivery  and  performance  of  this
Agreement, the consummation of the transactions herein contemplated hereby and the fulfillment of the terms hereof will not:

         (a) conflict with, or result in a breach or violation of the Parent Charter Documents;

         (b) subject to compliance with any agreements between Parent and its lenders, conflict with, or result in a default (or would constitute a default but for a requirement of notice or lapse of time or both) under any document, agreement or other instrument to which Parent is a party, or result in the creation or imposition of any lien, charge or encumbrance on any of Parent's properties pursuant to (i) any law or regulation to which either Parent or any of its property is subject, or (ii) any judgment, order or decree to which Parent is bound or any of its property is subject;

         (c) result in termination or any impairment of any material permit, license, franchise, contractual right or other authorization of Parent; or

         (d) violate any law, order, judgment, rule, regulation, decree or ordinance to which Parent is subject, or by which Parent is bound, (including, without limitation, the HSR Act, together with all rules and regulations promulgated thereunder).

     4.4 CAPITALIZATION OF PARENT AND OWNERSHIP OF PARENT STOCK. The authorized capital stock of Parent consists of 6,000,000 shares of Common Stock and no shares of Preferred Stock. No shares of Parent Common Stock and no shares of Preferred Stock were outstanding on the date of this Agreement. All of the shares of Parent Common Stock to be issued to the Stockholders in accordance herewith will be offered, issued, sold and delivered by Parent in compliance with all applicable state and federal laws concerning the issuance of securities and none of such shares was or will be issued in violation of the preemptive rights of any stockholder of Parent. The Parent Common Stock constituting the Consideration is duly authorized, validly issued, fully paid, non-assessable and, as of the Closing, free and clear of all Liens (other than liens specifically contemplated herein).

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                                   ARTICLE V.

                                    COVENANTS

     5.1 COOPERATION.

         (a) The Contributing Parties and Parent shall each deliver or cause to be delivered to the other on the Closing Date, and at such other times and places as shall be reasonably agreed to, such instruments as the other may reasonably request for the purpose of carrying out this Agreement.

         (b) Each party hereto shall cooperate in obtaining all consents and approvals required under this Agreement to effect the transactions contemplated hereby.

     5.2 NOTIFICATION OF CERTAIN MATTERS. Each party hereto shall give prompt notice to the other parties hereto of (a) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty of it contained herein to be untrue or inaccurate in any material respect at or prior to the Closing and (b) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such party hereunder. The delivery of any notice pursuant to this Section 5.3 shall not, without the express written consent of the other parties be deemed to (x) modify the representations or warranties hereunder of the party delivering such notice, (y) modify the conditions set forth in Articles VI and VII, or (z) limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     5.3 TERMINATION OF CERTAIN AGREEMENTS. From and after the date hereof, the agreements listed on Schedule 5.3 are no longer of any force or effect (except to the extent that such termination is limited on Schedule 5.3).

     5.4 AMENDMENT OF REGISTRATION RIGHTS. Realty Information Group, L.P., Realty Information Group, Inc., Founders/RIG, L.L.C., Law Bulletin Publishing Company and RIG Holdings, LLC are parties to that certain Registration Rights Agreement, dated December 3, 1996 (the "Registration Rights Agreements"), as amended from time to time. The parties to the Registration Rights Agreement hereby agree that, effective upon the closing of the IPO:

         (a) the first sentence of Section 2.(a) of that agreement is hereby amended and restated as follows: "At any time after six months after the closing of the initial public offering for stock of the company that succeeds to the assets and liabilities of the Company and the General Partner, any one or more of Allen LLC, Founders LLC and/or the successors thereto holding, in aggregate, at least 20 percent of the interests owned by such entities as of December 3, 1996, may request that the Company effect a Registration under the Securities Act of all or part of its Registrable Securities on Form S-1 or any similar long-form Registration (a

'Long-Form Demand Registration') or on Form S-3 or any similar short-form Registration (a 'Short-Form Demand Registration'), if available."

         (b) the first sentence of Section 2.(c) of that agreement is hereby amended and restated as follows: "The Company shall not be required to effect more than one Demand Registration pursuant to this Section 2."


                                   ARTICLE VI.

                       CONDITIONS PRECEDENT TO OBLIGATIONS
                                    OF PARENT

     The obligation of Parent to effect the transactions contemplated hereby is subject to the satisfaction or waiver, at or before the Closing, of the following conditions and deliveries:

     6.1 NO LITIGATION. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or provision challenging the Transaction, or limiting or restricting Parent's conduct or operation of the business of RIGINC or RIGLP (or its own business) following the transactions contemplated hereby shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending.

     6.2 CONSENTS AND APPROVALS. All necessary consents of, and filings with, any governmental authority or agency or third party, relating to the consummation by the Contributing Parties of the transactions contemplated hereby, shall have been obtained and made.

     6.3 REGISTRATION STATEMENT. The Registration Statement shall have been declared effective by the Securities and Exchange Commission ("SEC") not later than June 30, 1998 and the underwriters named therein shall have agreed to acquire, subject to the conditions set forth in the underwriting agreement, the shares of Parent Stock covered by such Registration Statement.

     6.4 IPO. The board of RIGINC shall have approved of the organization of Parent and the RIG Contributions to faciliate the IPO, and the IPO shall be consummated simultaneously herewith or immediately hereafter.

     6.5 TENDER. All of the capital stock of RIGINC and all of the partnership units of RIGLP (other than the units owned by RIGINC) shall have been tendered to Parent.

                                  ARTICLE VII.

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                              CONTRIBUTING PARTIES

     The obligation of the Contributing Parties to effect the transactions contemplated hereby are subject to the satisfaction or waiver, at or before the Closing, of the following conditions and deliveries:

     7.1 NO LITIGATION. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or provision challenging Parent's proposed acquisition by Parent of the Contributing Stockholders' shares or the Contributing Partners' units, or limiting or restricting Parent's conduct or operation of the business of RIGINC or RIGLP (or its own business) following the transactions contemplated hereby shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending. There shall be no action, suit, claim or proceeding of any nature pending or threatened, against Parent, its properties or any of its officers or directors, that could materially and adversely affect the business, assets, liabilities, financial condition, results of operations or prospects of the Parent and its subsidiaries taken as a whole.

     7.2 CONSENTS AND APPROVALS. All necessary consents of, and filings with, any governmental authority or agency or third party relating to the consummation by Parent of the transactions contemplated herein, shall have been obtained and made.

     7.3 REGISTRATION STATEMENT. Parent shall have filed with the SEC the Registration Statement. The Registration Statement shall have been declared effective by the SEC not later than June 30, 1998 and the underwriters named therein shall have agreed to acquire, subject to the conditions set forth in the underwriting agreement, the shares of Parent Common Stock covered by such Registration Statement.

     7.4 IPO. The board of RIGINC shall have approved of the organization of Parent and the RIG Contributions to faciliate the IPO, and the IPO shall be consummated simultaneously herewith or immediately hereafter.

     7.5 LEGAL OPINION. The Contributing Parties shall have received an opinion of Wilmer, Cutler & Pickering, counsel to Parent, to the effect that the Transaction is a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended, and the Contributing Parties will not recognize gain on the exchange of Shares and Units solely in exchange for Parent Stock.

                                  ARTICLE VIII.

                                     GENERAL

     8.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date solely:

         (a) by mutual consent of the board of directors of Parent and the Owners' Representative; or

         (b) by the board of directors of Parent or the Owners' Representative, if the Closing shall not have occurred on or before May 10, 1998; or

         (c) by the board of directors of Parent or the Owners' Representative, if there is or has been a material breach, failure to fulfill or default on the part of the other party of any of the representations and warranties contained herein or in the due and timely performance and satisfaction of any of the covenants, agreements or conditions contained herein, and the curing of such default shall not have been made or shall not reasonably be expected to occur before the Closing Date; or

         (d) by the board of directors of Parent or the Owners' Representative, if there shall be a final nonappealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or there shall be any action taken, or any statute, rule regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make the consummation of the transactions contemplated hereby illegal.

     8.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 10.1, this Agreement shall forthwith become ineffective, and there shall be no liability or obligation on the part of any party hereto or its officers, directors or shareholders. Notwithstanding the foregoing sentence, (i) the provisions of this Section 8.2, shall remain in full force and effect and survive any termination of this Agreement; (ii) each party shall remain liable for any breach of this Agreement prior to its termination; and (iii) in the event of termination of this Agreement pursuant to Section 8.1(c) above, then the breaching party shall be liable to the other party to the extent of the expenses incurred by such other party in connection with this Agreement and the transactions contemplated hereby, as well as any damages in accordance with applicable law.

     8.3 SUCCESSORS AND ASSIGNS. This Agreement and the rights of the parties hereunder may not be assigned (except by operation of law) and shall be binding upon and shall inure to the benefit of the parties hereto, the successors of Parent, and the heirs and legal representatives of the Contributing Parties.

     8.4 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. Each of the Schedules to this Agreement is incorporated herein by this reference and expressly made a part hereof. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement. This Agreement shall not be amended or modified except by a written instrument duly executed by each of the parties hereto, or in accordance with Section 8.5. Any extension or waiver by any party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such party.

     8.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original, and all of which counterparts taken together shall constitute but one and the same instrument.

     8.6 BROKERS AND AGENTS. Parent and each Contributing Party represents and warrants to the other that it has not employed any broker or agent in connection with the transactions contemplated by this Agreement and agrees to indemnify the other against all losses, damages or expenses relating to or arising out of claims for fees or commission of any broker or agent employed or alleged to have been employed by such party.

     8.7 NOTICES. Any notice, request, claim, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by telefax (with confirmation of receipt), by registered or certified mail, postage prepaid, or by recognized courier service, as follows:

         (a)      If to Parent to:

                  Andrew C. Florance
                  President
                  Realty Information Group
                  7475 Wisconsin Avenue
                  Sixth Floor
                  Bethesda, Maryland 20814
                  (Telefax: (301) 718-2444)

                  with a required copy to:

                  Wilmer, Cutler & Pickering
                  2445 M Street, N.W.
                  Washington, D.C. 20037
                  Attn: Eric R. Markus, Esq.
                  (Telefax: (202) 663-6363)

         (b) If to any  Contributing  Party,  to the  address  shown on  Exhibit
8.7(b);

or to such other address as the person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein. Such notice, request, claim, demand, waiver, consent, approval or other communication shall be deemed to have been given as of the date so delivered, telefaxed, mailed or dispatched and, if given by any other means, shall be deemed given only when actually received by the addressees.

     8.8 GOVERNING LAW.

         (a) This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of Delaware.

         (b) Any disputes arising out of, in connection with or with respect to this Agreement, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby ("Disputes") that seek specific performance of any obligations hereunder or injunctive relief shall be adjudicated in a court of competent civil jurisdiction sitting in Wilmington, Delaware, and nowhere else. Each of the parties hereto hereby irrevocably submits to the jurisdiction of such court for the purposes of any suit, civil action or other proceeding arising out of, in connection with or with respect to this Agreement, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby (collectively, "Suit"). Each of the parties hereto hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such Suit, any claim that it is not subject to the jurisdiction of the above courts, that such Suit is brought in an inconvenient forum, or that the venue of such Suit is improper.

         (c) Except as provided in Section 10.10(b), all Disputes shall be resolved by binding arbitration administered by the American Arbitration Association ("AAA") in Washington, D.C. and, except as expressly provided in this Agreement, shall be conducted in accordance with the Expedited Procedures under the Commercial Arbitration Rules of the AAA, as such rules may be amended from time to time (the "Rules").

              (i) The hearing locale shall be Washington, D.C. A single, neutral arbitrator (the "Arbitrator") shall be appointed by the AAA, within thirty (30) days after an Arbitrated Dispute is submitted for arbitration under this Section 10.10(c), to preside over the arbitration and resolve the Dispute. The Arbitrator shall be selected from the AAA's Commercial Panel, and shall be qualified to practice law in at least one jurisdiction in the United States and have expertise in the interpretation of commercial contracts. The parties shall have ten (10) days to object in writing to the appointment of the Arbitrator, the sole basis for such objection being an actual conflict of interest. The AAA, in its sole discretion, shall determine within ten (10) days the validity of any objection to the appointment of the Arbitrator based on an actual conflict of interest.

              (ii) The Arbitrator's decision (the "Decision") shall be binding, and the prevailing party may enforce the Decision in any court of competent jurisdiction.

              (iii) The parties shall use their best efforts to cooperate with each other in causing the arbitration to be held in as efficient and expeditious a manner as practicable, including but not limited to, providing such documents and making available such of their personnel as the Arbitrator may request, so that the Decision may be reached timely. The Arbitrator shall take into account the parties' stated goal of expedited proceedings in determining whether to authorize discovery and, if so, the scope of permissible discovery and other hearing and pre-hearing procedures.

              (iv) The authority of the Arbitrator shall be limited to deciding liability for, and the proper amount of, a Claim, and the Arbitrator shall have no authority to award punitive damages. The Arbitrator shall have such powers and establish such procedures as are provided for in the Rules, so long as such powers and procedures are consistent with this Section 8.8(c) and are necessary to resolve the Dispute within the time periods specified in this Agreement. The Arbitrator shall render a Decision within sixty (60) days after being appointed to serve as Arbitrator, unless the parties otherwise agree in writing or the Arbitrator makes a finding that a party has carried the burden of showing good cause for a longer period.

     8.9 SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstances is held invalid or unenforceable in any jurisdiction, the remainder hereof, and the application of such provision to such person or circumstances in any other jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable.

     8.10 ABSENCE OF THIRD PARTY BENEFICIARY RIGHTS. No provision of this Agreement is intended, nor will any provision be interpreted, to provide or to create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, employee or partner of any party hereto or any other person or entity.

     8.11 FURTHER REPRESENTATIONS. Each party further represents that it is being independently advised as to the tax consequences of the transactions contemplated by this Agreement and is not relying on any representation or statements made by the other party as to such tax consequences.

     8.12 EFFECTIVENESS OF REPRESENTATIONS WARRANTIES. All representations and warranties made by the Contributing Parties and Parent in or pursuant to this Agreement or in any document delivered pursuant hereto shall be deemed to have been made on the date of this Agreement (except as otherwise provided herein) and, if a Closing occurs, as of the Closing Date.

                           [EXECUTION PAGE FOLLOWING]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


REALTY INFORMATION GROUP,
INC.


BY:________________________________



                         STOCKHOLDERS OF OLD RIG, INC.:

----------------------------------            ----------------------------------
MICHAEL R. KLEIN                              DAVID BONDERMAN


----------------------------------            ----------------------------------
ANDREW C. FLORANCE                            WARREN H. HABER


----------------------------------            ----------------------------------
DON CARLIN                                    COLDEN FLORANCE


----------------------------------            ----------------------------------
WENDY FLORANCE                                JOHN D. WHITE


----------------------------------
JOHN L. TEEGER


               LIMITED PARTNERS OF REALTY INFORMATION GROUP, L.P.:

----------------------------------            ----------------------------------
HOROWITZ LIMITED PARTNERSHIP I                FOUNDERS/RIG, L.L.C.


----------------------------------            ----------------------------------
MICHAEL R. KLEIN                              LAW BULLETIN PUBLISHING COMPANY


----------------------------------            ----------------------------------
MICHAEL R. KLEIN AND/OR STEPHANIE KLEIN,      MICHAEL R. KLEIN AND/OR STEPHANIE KLEIN,
AS CUSTODIAN FOR SARAH KLEIN                  AS CUSTODIAN FOR HANNAH KLEIN

----------------------------------            ----------------------------------
PETER KLEIN AND/OR ROY FABRY, AS TRUSTEE      ROY VICTOR FABRY
FOR NICHOLAS KLEIN


----------------------------------            ----------------------------------
PETER KLEIN AND/OR ROY FABRY, AS TRUSTEE      DAVID SCHAFFEL
FOR ALEXANDER KLEIN


----------------------------------            ----------------------------------
LANNING MACFARLAND III                        BREWSTER J. MACFARLAND


----------------------------------            ----------------------------------
JEFFREY L. BOPE                               RIG HOLDINGS, L.L.C.


----------------------------------            ----------------------------------
CRAIG BROWN                                   KERIN GARRETT


----------------------------------            ----------------------------------
NELLA SHAPIRO                                 JAMES D. CARR

                                  SCHEDULE 5.3

                        TERMINATION OF CERTAIN AGREEMENTS

Agreement                                                     Extent of Survival
---------                                                     ------------------

Investors' Agreement, dated December 3, 1996, by and          None.
among Realty Information Group, Inc., Realty Information
Group, L.P., Michael R. Klein, Andrew Florance, Law
Bulletin Publishing Company, Founders/RIG, L.L.C. and
RIG Holdings, L.L.C.

Agreement Relating to Investments in Realty Information       None.
Group, Inc. and Its Affiliated Limited Partnership by
Founders Equity, Inc. and A Group of Co-Investors, dated
May 15, 1995

Agreement Relating to the Acquisition by Realty               None.
Information Group, L.P. of Substantially all the Assets and
Liabilities of Chicago Re-Source, a Division of Law
Bulletin Publishing Company and the Investment by Law
Bulletin Publishing Company in Units of Realty
Information Group, L.P., including attached Schedules, dated March 29, 1996

Purchase Agreement, dated December 3, 1996, by and            None.
among Realty Information Group, Inc., Realty Information
Group, L.P., and RIG Holdings, L.L.C.

Purchase Agreement dated December 3, 1996, by and             None.
among Realty Information Group Inc., Realty Information
Group, L.P., Founders/RIG, L.L.C., and Founders Equity,
Inc.

Purchase Agreement dated December 3, 1996, by and             None.
among Realty Information Group, Inc., Realty Information
Group, L.P., Law Bulletin Publishing Company, Inc.,
Jeffrey Bope, Lanning Macfarland III, and Brewster
Macfarland.

Agreement, dated December 2, 1994, by and among               None.
Michael R. Klein and the Horowitz Limited Partnership I.


Limited Partnership Agreement of Realty Information           All provisions survive except
Group, L.P., effective as of the August 9, 1994, as amended   that ss. 7.8 (Put and Call) and
on or about May 15, 1995                                      the two provisions of
                                                              ss. 10.2(b)(iv) terminate.


                                    - ii -